UNITED STATES
  SECURITIES EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2014

ERF WIRELESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27467	76-0196431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

2911 South Shore Blvd., Suite 100, League City, Texas 77573
(Address of principal executive offices ) (Zip Code)

(281) 538-2101
Registrant's telephone number, including area code
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – Securities and Trading Markets

 ITEM 3.02.   Unregistered Sales of Equity Securities

The registrant, ERF Wireless, Inc. is referred to herein as “we”, “our” or “us”.

  From October 25, 2014, through October 31, 2014, we issued 3,847,894 common stock shares pursuant to existing Convertible Promissory Notes that have all been reported on in our earlier public filings.  We receive no additional compensation at the time of the conversions beyond that previously received at the time the Convertible Promissory Notes were originally issued.  The Shares were issued at an average of $0.01 per share.   The issuance of the Shares constitutes 15.5% of our issued and outstanding shares based on 24,787,938 shares issued and outstanding as of October 24, 2014.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERF Wireless, Inc.
By:	/s/ H. Dean Cubley
Dr. H. Dean Cubley
Chief Executive Officer

October 31, 2014